UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 8, 2026

CLEARSIGN TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-35521	26-2056298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8023 E. 63rd Place, Suite 101

Tulsa, Oklahoma 74133

(Address of principal executive offices and zip code)

(918) 500-7312

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CLIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 8, 2026, ClearSign Technologies Corporation (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). At the beginning of the Annual Meeting, there were 3,666,852 shares of the Company’s common stock, par value $0.0001 per share, present or represented by proxy, which represented 67.79% of the voting power of the Company’s outstanding shares of voting stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of common stock were entitled to one vote for each share of common stock held as of the close of business on April 13, 2026. Summarized below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting. The five proposals below are each described in more detail in the definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2026.

Proposal 1. Election of Directors.

Nominee Name	For	Against	Abstentions	Broker Non-Votes
Louis J. Basenese	1,808,414	370,481	34,369	1,453,588
Colin James Deller	1,995,376	217,011	877	1,453,588
Anthony DiGiandomenico	1,775,452	418,786	19,026	1,453,588
G. Todd Silva	1,829,493	364,781	18,990	1,453,588

Each of the four nominees standing for re-election as a director was elected to serve on the Company’s board of directors until the election and qualification of his successor or until his earlier death, resignation, or removal.

Proposal 2. The approval, on an advisory basis, of the appointment of BPM CPA LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

For	Against	Abstentions
3,263,437	394,510	8,905

There were no broker non-votes on this proposal.

The stockholders approved, on an advisory basis, the appointment of BPM CPA LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Proposal 3. The approval of the amended and restated ClearSign Technologies Corporation 2021 Equity Incentive Plan (the “A&R 2021 Plan”).

For	Against	Abstentions	Broker Non-Votes
1,546,015	659,279	7,970	1,453,588

The stockholders approved the A&R 2021 Plan.

Proposal 4. The approval, on an advisory basis, of the compensation paid to the Company’s named executive officers.

For	Against	Abstentions	Broker Non-Votes
1,826,151	379,205	7,908	1,453,588

The stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers.

Proposal 5. The approval of one or more adjournments of the Annual Meeting to a later date or dates to solicit additional proxies if there are insufficient votes to approve the A&R 2021 Plan or in the absence of a quorum (the “Adjournment Proposal”).

For	Against	Abstentions	Broker Non-Votes
1,596,167	570,671	46,426	1,453,588

The stockholders approved the Adjournment Proposal.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2026

CLEARSIGN TECHNOLOGIES CORPORATION

By:	/s/ Colin James Deller
Name:	Colin James Deller
Title:	Chief Executive Officer